NAVIGATOR TAXABLE INCOME FUNDS
     Legg Mason U.S. Government Intermediate-Term Portfolio
          Legg Mason Investment Grade Income Portfolio
                Legg Mason High Yield Portfolio

         Supplement to the Prospectus dated May 1, 1996
                 and amended November 27, 1996


     Navigator Shares of Legg Mason U.S. Government Intermediate-Term Portfolio are currently offered for sale only to institutional clients of the Fairfield Group, Inc. for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, to clients of Bartlett & Co. ("Bartlett") who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as ERISA fiduciary, and to The Legg Mason Profit Sharing Plan and Trust.






                                             December 19, 1996